TARPON INDUSTRIES, INC.
                                2420 Wills Street
                              Marysville, MI 48040
                                Tel: 810 364-7421
                                Fax: 810 364 5610
                         Email: jbradshaw@tarponind.com

                               FINANCING AGREEMENT
                                  June 14, 2007


Issuer:             Tarpon Industries, Inc. ("Tarpon" or the "Company")

Investors:          "Accredited"  investors,  as defined in  Regulation D of the
                    Securities Act of 1933,  including High Capital Funding, LLC
                    ("HCF" or "Lead Investor").  HCF and the other investors are referred to herein as the "Investors." The names, addresses, and the  amount of Bridge  Notes (as  defined  below)  being purchased by the  Investors  are set forth on the  signature pages hereto. The Investors have read and agree to the terms
                    contained   in  Exhibit  A  to  this   Financing   Agreement
                    ("Financing Agreement").

Securities Offered: Up to $1,700,000, in up to 170 units of $10,000, in exchange for promissory notes ("Bridge Notes") and securities ("Bridge Shares") of the Company. Each Investor shall receive one and one half Bridge Shares for each dollar of principal amount of Bridge Notes purchased. Fractional units below the $10,000 minimum may be issued upon mutual agreement of the Company and the Placement Agent (as defined below). Fractional units above the $10,000 minimum may also be issued.

Maturity:           (a) The entire  principal amount of the Bridge Notes and all accrued and unpaid interest thereon is due and payable on the earlier of (i) December 17, 2007 or (ii) the third business day following the closing of an underwritten public offering or a private placement of equity securities by the Company resulting in gross proceeds of $6 million or more (a
                    "Qualified  Offering")  (the  "Maturity  Date").  The Bridge
                    Notes will be prepayable at any time without premium or penalty.

                    (b) Upon the written request of the Company, the Lead Investor shall have the right to extend the Maturity Date for up to six one-month periods ("Extension Periods(s)"), upon such additional terms and conditions as it shall determine in its sole discretion. The final extended Maturity Date is referred to herein as the "Final Maturity Date." The Lead Investor shall provide written notice to each Investor within five business days of the granting of an extension of the Maturity Date, which notice shall set forth the terms of such extension.


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                           Tarpon Financing Agreement
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

                    (c) In the event the maturity date of the Bridge Notes is extended, the Holders shall be entitled to receive 1/4th of a share of Tarpon restricted common stock per dollar of Bridge Notes principal for each month or part thereof of such Extension Period(s) ("Note Extension Shares").

                    (d) In the event the principal and interest on the Bridge Notes is not paid to the Holders (as defined herein) on or before the third business day following the closing of a Qualified Offering, the Company shall issue to the Holders one quarter of a share of its common stock for each month or part thereof for each dollar of principal ("Late Payment Shares") until the earlier of (i) payment in full of all such principal and interest; or (ii) the date upon which the Conversion Shares (as defined herein) may be sold under Rule 144 without volume restriction and are no longer subject to an underwriter's lockup. The Late Payment Shares shall be issued and delivered by the fifth business day of each month, commencing with the month following the closing of the Qualified Offering.

Interest:           (a) 12% per annum  during  the  initial  term of the  Bridge
                    Notes payable at the Maturity Date (as defined below);

                    (b) 13% per annum payable monthly during any Extension Periods and at the Final Maturity Date;

                    (c) 18% per annum default interest rate after the Final Maturity Date, payable monthly; and

                    (d) 24% per annum in the event the Bridge Notes are not paid in full by the initial Maturity Date and Tarpon fails to obtain shareholder approval, if then required under a listing agreement with a securities exchange, for the issuance of the Note Extension Shares, the Late Payment Shares, the Conversion Shares (as defined herein), and the Late Registration Shares by the initial Maturity Date, such 24% rate of interest to be paid monthly until the earlier of
                    (i) payment in full of the Bridge Notes, or (ii) shareholder approval for the issuance of the Note Extension Shares, the Late Payment Shares, and the Conversion Shares.

                    (e) 24% per annum in the event the Bridge Notes are not paid in full by the third business day following the closing of a Qualified Offering , such 24% rate of interest to be paid monthly until the payment in full of the Bridge Notes.


Purchase Price:     The  aggregate  purchase  price of each  Bridge Note and the
                    Bridge Shares related to such Note shall be the original principal amount of the Bridge Note. For federal income tax purposes, the Company will allocate 86% of the purchase price to the Bridge Note and 14% of the purchase price to the Bridge Shares. The portion allocated to the Bridge
                    Shares will be treated as "original issue discount" and will be reportable as interest income over the term of the Bridge
                    Notes.


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

Security:           Repayment  of the Bridge Notes shall be secured by a lien on all tangible and intangible  assets of the Company,  and any subsidiary  or  subsidiaries  formed prior to the payment in full of the  Bridge  Notes,  to be  evidenced  by a Security
                    Agreement  from  the  Company.  In  the  event  the  Company acquires  or forms a  subsidiary  or  subsidiaries  prior to payment in full of the Bridge  Notes,  each such  subsidiary shall execute a Security Agreement  satisfactory in form and substance to the Lead Investor.  It is understood and agreed that the liens  formed by the  Security  Agreement  shall be junior to the  first  liens of  LaSalle  Bank  Midwest  N.A.
                    (f/k/a  Standard  Federal  Bank N.A).  and LaSalle  Business
                    Credit,   a  division   of  ABN  AMRO  Bank,   N.V.   Canada
                    Branch,(collectively  "LaSalle Bank") and the second lien of
                    Laurus  Master  Fund,  Ltd.  ("Laurus").   By  signing  this
                    Financing  Agreement each Investor agrees to be bound by the terms of the subordination  agreements with LaSalle Bank and
                    Laurus in the form of Exhibits D-1 and D-2  attached  hereto
                    ("Subordination  Agreements").  The Company  represents  and warrants  that it will  cause  each such  after-acquired  or
                    formed   subsidiary  to  become  a  party  to  the  Security
                    Agreement concurrently with such acquisition or formation.

Use of Proceeds     The proceeds of this financing  shall be used  substantially as follows:

                    (a) up to $60,000 to the American Stock Exchange for the payment of past due listing fees;

                    (b) approximately $160,000 for the payment of health and directors & officers liability insurance;

                    (c) the balance for the purchase of steel and other materials;

                    (d) no proceeds of this financing shall be used to pay accrued and unpaid compensation to officers of the Company or any of its subsidiaries;

                    The CEO and CFO shall provide a written certification as to the use of the proceeds of this financing to the Placement Agent and the Lead Investor on a bi-weekly basis commencing on the second Friday following the First Closing (as defined herein).


Document
Preparation
Securities:         In lieu of  reimbursing  HCF for the cost of  preparing  the legal documents for this transaction, the Company shall issue to HCF 63,285 shares of its restricted common stock
                    ("Document  Preparation  Shares").  The Document Preparation
                    Shares  shall be in all  respects  identical  to the  Bridge
                    Shares with identical attendant rights.



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                           Tarpon Financing Agreement
                                 070615-Rev 11A

Placement Agent:    (a) Joseph Gunnar & Co, LLC (the "Placement Agent") has been retained as  placement  agent on a best efforts  basis.  The
                    Placement  Agent  fee  shall  be 10% of the  gross  proceeds payable at the First  Closing  and each  Additional  Closing
                    (both terms as defined  herein) and warrants equal to 10% of the gross proceeds to the Company exercisable at the closing bid price on the date of the First Closing per warrant for a period  of 5  years  from  the  First  Closing  (as  defined herein). The Company will also reimburse the Placement Agent for up to $25,000 of its out-of-pocket  expenses incurred in connection with this offering,  including  attorneys'  fees, and  will  indemnify  the  Placement  Agent,  its  officers,
                    directors,   agents,   employees  and  controlling  persons,
                    against certain liabilities.

                    (b) The Company has executed a letter of intent with the Placement Agent to act as the lead underwriter for a $6 million public offering of common stock ("Public Offering").

Expenses:           Except as set forth in  "Document  Preparation  Shares"  and
                    "Placement Agent" above, the parties shall be responsible for their own expenses in connection with this transaction.

Conversion Right:   In the event there is no Public  Offering  of the  Company's common stock by December 17, 2007, the Holders shall have the right to convert the principal and/or unpaid interest of the Bridge Notes into shares of common stock ("Conversion
                    Shares") until payment in full of all amounts due under the Bridge Notes as follows:

                    (a) If the shares are trading on a U.S. securities exchange (including the NASD OTC Bulletin Board), the conversion price shall be 80% of the average of the closing bid price of the Company's common stock as reported by such securities exchange or in the over-the-counter market for the five trading days ending on the last trading day immediately preceding the giving of written notice of conversion by any Investor.

                    (b) If the shares are being quoted on the pink sheets or are not trading on a U.S. securities exchange (including the NASD OTC Bulletin Board), each Holder shall have the right to convert such Holder's Note at a price of the lower of $0.35 or the average closing bid price on the pink sheets for the five trading days ending on the last trading day immediately preceding the giving of written notice of conversion by any Investor.

Shareholder
Approval:           To the extent that the rules of the American  Stock Exchange may require the approval of the Tarpon shareholders to enable the issuance of any of the Bridge Shares, the Note
                    Extension Shares,  the Conversion  Shares,  the Late Payment
                    Shares, or the Late Registration Shares, Tarpon agrees to use its reasonable best efforts to obtain such approval not later than December 1, 2007.



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                           Tarpon Financing Agreement
                                 070615-Rev 11A

Transfer and
Assignment:         Investors  shall  have  the  right,  subject  to  applicable securities laws, to transfer and/or assign the Bridge Notes, the Bridge Shares, the Conversion Shares, the Late Payment
                    Shares,  the  Late  Registration  Shares,  and the  Document
                    Preparation Share. Any Investor and any permitted transferee or assignee of any of the foregoing securities is a "Holder" or collectively "Holders."

Escrow: All subscriptions shall be payable to the Company and shall be held in a non-interest-bearing escrow account at U.S. Bank, NA (the "Escrow Agent") which shall be under the sole control of the Placement Agent.

Closing Date(s):    (a) The First  Closing  shall be on the second  business day following  the  receipt  by the  Escrow  Agent  of at  least
                    $500,000 from Investors subscribing for the Bridge Notes, together with written instructions signed by the Placement
                    Agent and the Company directed to the escrow account administrator stating that all Closing Conditions set forth in this Financing Agreement have been satisfied or waived.

                    (b) Additional closings (the "Additional Closings") shall be held on the second business day following the receipt by the escrow account administrator of written instructions signed by the Placement Agent and the Company stating that all Closing Conditions set forth in this Financing Agreement have been satisfied or waived.

                    (c) At the First Closing (and each Additional Closing, as provided for below) the Escrow Agent shall transfer the Closing Proceeds, to the Company, and the Placement Agent (and/or its counsel) shall deliver the Bridge Notes to the Investors. Additional Closings may be held as agreed among the Company and the Placement Agent, provided that no Additional Closings shall be held after July 15, 2007 without the written consent of the Placement Agent. The First Closing and any Additional Closings may be referred to as the "Closing" or "Closings."

                    (d) The Escrow Agent shall promptly return to the Investors all escrowed funds, without interest thereon, remaining on deposit after July 15, 2007 (which date may be extended in writing by the Placement Agent for up to one-month).

Closing Conditions: The First Closing and each Additional  Closing is subject to the receipt by the Placement Agent (and/or its counsel) of the following:

                    (a) Executed Bridge Notes for the Closing Proceeds.

                    (b) A written undertaking by the CEO and the CFO of the Company, together with a certified copy of a corresponding resolution of the Board of Directors, that if the listing of the Bridge Shares and/or the Document Preparation Shares has not been approved in writing by the American Stock Exchange ("AMEX") on or before the 30th day following the final Closing, within 5 business days of the receipt of a written request from the Lead Investor, the Company will voluntarily delist from the AMEX and arrange simultaneously therewith for the quotation of its shares on the NASD OTC Bulletin Board.



                                  Page 5 of 11

                           Tarpon Financing Agreement
                                 070615-Rev 11A

                    (c) An executed Security Agreement from the Company and each of its subsidiaries;

                    (d) Executed Subordination Agreements;

                    (e) Evidence of filing of a UCC-1 to perfect the security interest created under the Security Agreement;

                    (f) Legal opinion in form and substance satisfactory to the Lead Investor, in its sole discretion, as provided for in "Jurisdiction/Choice of Law" below.

                    (g) In addition, at the First Closing, the Company shall deliver a letter signed by each of its officers, directors, and 5% or greater shareholders, committing to vote in favor at any shareholder's meeting of issuing the maximum number of Bridge Shares, Note Extension Shares, Late Payment
                    Shares, Conversion Shares, and Late Registration Shares, which shareholders meeting shall take place not later than December 1, 2007.

Delivery of Shares: The Company shall issue and deliver the certificates for the
                    Bridge Shares and the Document Preparation Shares within two business days following the listing of such shares on the AMEX or the delisting of the Company's shares from the AMEX. The issuance and delivery of the certificates for the Bridge Shares in excess of the initial 1,700,000 Bridge Shares may require shareholder approval before such shares can be listed on the AMEX. As stated above in "Shareholder Approval," the Company has agreed to use its reasonable best efforts to obtain such shareholder approval not later than December 1, 2007.

Registration
Rights: (a) Promptly upon consummation of a Public Offering (but in no event later than 30 days after the closing of such public offering), the Company shall (i) file a registration statement (the "Registration Statement") relating to the resale of the Bridge Shares, the Document Preparation Shares, the Note Extension Shares (if any), the Late Payment Shares (if any), and the Conversion Shares (if any) (the "Registrable Securities"), (ii) use its commercial best efforts to cause the Registration Statement to become effective within 30 days after filing, if the Registration Statement is not reviewed by the staff of the Securities and Exchange Commission ("Staff") or within 120 days after filing, if the Registration Statement is reviewed by the Staff and (iii) use its commercial best efforts to cause the Registration Statement (or an equivalent successor registration statement covering the resale of such securities) to remain effective with a current prospectus available until all Registrable Securities may be sold under Rule 144(k). If any sale under Rule 144 requires a legal opinion, the cost thereof will be borne by the Company.



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

                    (b) If the Company fails to satisfy the requirements of (a) above, it shall pay, as liquidated damages related to any such failure, a 2% late registration fee (i.e., 2% of the principal amount of the related Bridge Note(s)) per month or part thereof that such failure continues ("Late Registration Fee"). The Late Registration Fee shall be payable in cash or common stock, which shall be registered for resale in the Registration Statement ("Late Registration Shares"); provided however, that no Late Registration Fee shall be payable for any period during which all of the Registrable Securities may be sold under Rule 144 (without volume limitation). If less than all of the Registrable Securities can be sold under Rule 144 as a result of the Rule 144 volume limitation, the 2% Late Registration Fee shall apply only to the shares whose resale is so limited and not to the shares that may be sold. The Late Registration Shares shall be valued at 80% of the average of the closing price of the common stock for the five trading days preceding the date the Late Registration Shares accrue to the Holders.

Lock-up: In the event the Company proposes to complete an underwritten public offering subsequent to the First Closing, each Investor will execute a lock-up agreement for a period of not more than six months from the public offering closing and containing such other terms, conditions and provisions as may be required by the managing underwriter of such offering; provided, however, in no event shall the Investors be subject to a lock-up agreement that is more restrictive than that agreed to by the Company's officers, directors, and holders of 5% or more of the Company's common stock.

SEC Reporting:      The Company will use its commercial best efforts to maintain the registration of its common stock under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 ("Exchange
                    Act"),  and will file all reports  required by the  Exchange
                    Act in a timely manner until the later of (i) payment in full of the Bridge Notes, or (ii) the date upon which all of the Bridge Shares, Document Preparation Shares, the Note
                    Extension  Shares,  the Late Payment Shares,  the Conversion
                    Shares, and the Late Registration Shares may be sold under Rule 144(k).

Events of Default:  To  include  breach  of  any  of  the   representations  and
                    warranties  and  covenants  contained  in any of the Further
                    Documents (as defined below).

Jurisdiction/
Choice of Law:      All transaction documents shall be governed by and construed under the laws of the states of Delaware or Michigan (as indicated below) as applied to agreements entered into and to be performed entirely within such states, without giving effect to principles of conflicts of law. The parties irrevocably consent to the jurisdiction and venue of the



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                           Tarpon Financing Agreement
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
                    state and federal courts located in Wilmington, Delaware in connection with any action relating to this transaction. At or prior to the First Closing and any Additional Closing the Investors shall receive a legal opinion from Company counsel in form and substance satisfactory to the Lead Investor as to (a) the due formation and existence of the Company (under Michigan law), (b) the validity and enforceability of this Financing Agreement (under Delaware law), the Security
                    Agreement (under Delaware law) (c) the valid authorization to issue the Bridge Shares, the Document Preparation Shares, the Note Extension Shares, the Late Payment Shares, Conversion Shares, and the Late Registration Shares (subject to shareholder approval - under Michigan law), (d) the issuance and validity of the Bridge Notes, (under Michigan law), and (e) the computation of the holding period of the Bridge Shares, the Note Extension Shares, the Document Preparation Shares, the Late Payment Shares, the Conversion Shares, and the Late Registration Shares under Rule 144 ("Legal Opinion"). The Legal Opinion shall be updated and reissued at each Additional Closing.

Binding Agreement:  All parties  executing  this Financing  Agreement  including
                    Exhibit A, shall be legally bound by the above terms and shall execute such further documents ("Further Documents"), including without limitation the form of Bridge Note (Exhibit B), the form of Security Agreement (Exhibit C) and the forms of the Subordination Agreements (Exhibit D), all substantially in the forms attached hereto. If there are any inconsistencies between this Financing Agreement (exclusive of Exhibits B through D) and any such Further Documents executed in connection with this transaction, the terms of this Financing Agreement shall govern. This Financing Agreement may be signed in two or more counterparts, all of which taken together shall constitute an original. Facsimile signatures shall be deemed to be original signatures.




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                           Tarpon Financing Agreement
                                 070615-Rev 11A

Company
   TARPON INDUSTRIES, INC.


   By:/s/James W. Bradshaw                               Date:    June 18, 2007
      _____________________________________
              (signature)

   James W. Bradshaw, CEO






   Placement Agent
   JOSEPH GUNNAR & CO., LLC


   By: /s/Stephan A. Stein                               Date:    June 18, 2007
      _____________________________________
              (signature)

      Stephen A. Stein, Member
      _____________________________________
              (name and title)


    30 Broad Street

    New York, NY

    Tel:  212 [number]

    Fax: 212 [number]

    Email: sstein@jgunnar.com


    Attn: Stephan Stein

                           Tarpon Financing Agreement
                                 070615-Rev 11A

                           Signature Page(s) Continued


Investor Name                     Date                      Amount of Investment



Lead Investor
High Capital Funding, LLC        June 18, 2007               $500,000

By:/s. Fred A. Brasch
---------------------------
          (signature)

Fred A. Brasch, CFO
__________________________________
          (name and title)


333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Attn: Fred A. Brasch, CFO

Tel:  404 257-9150
Fax: 404 257-9125
Email: fredbrasch@mindspring.com
Tax ID#/SS#:    13-3921591


with copy to:

David A. Rapaport, EVP & GC
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328

Tel:  404 257-9150
Fax: 404 257-9125
Email: drapaport@highcapus.com

                           Tarpon Financing Agreement
                                 070615-Rev 11A

                           Signature Page(s) Continued




Investor Name                        Date                   Amount of Investment


[Name]                               __________             $___________


_____________________________

[Street Address]
[City, State, ZIP]

Tel:
Fax:
Email:

                           Tarpon Financing Agreement
                                 070615-Rev 11A

                                    EXHIBIT A

                           REPRESENTATIONS OF INVESTOR

     The Investor represents and warrants to the Company as follows:

     (1) Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D.

     (2) Purchase Entirely for Own Account. The Bridge Notes and Bridge Shares, each as defined in the Financing Agreement (collectively, the "Bridge Units"), to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Bridge Units.

     (3) Disclosure of Information. The Investor represents that it has received the disclosure it believes relevant and necessary to its investment decision and has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this transaction and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to the Investor or to which the Investor had access. I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     (4) Investment Experience. The Investor (i) is experienced in evaluating and investing in private placement transactions in securities of companies similar to the Company and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Units and (ii) acknowledges that it can bear the economic risk of its investment, including the loss of the entire investment. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

     (5) Restricted Securities. The Investor understands that the Bridge Units are being sold pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D promulgated thereunder. The Investor also understands that the Bridge Units and, with certain limited exceptions, any securities issuable on exercise or conversion thereof may not be resold by the Investor without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Bridge Units or an available exemption from registration under the Securities Act, the Bridge Units may be restricted from resale in a transaction to which United States securities laws apply for an indefinite period of time.

     (6) Illiquid Investment. The Investor understands that no market for the Bridge Units exists and no such market may ever exist.

     (7) Residence. The Investor resides, or its office primarily responsible for the purchase of the Bridge Units is located, at the address listed on the signature page.

     (8) Brokers or Finders. All negotiations on the part of the Investor relative to the transactions contemplated hereby have been carried on by the Investor without the intervention of any person or as the result of any act of the Investor in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment. The foregoing notwithstanding, the Investor acknowledges that Joseph Gunnar & Co., LLC has been retained by the Company to serve as placement agent in this offering, as in such capacity, will be paid a commission equal to 10% of the gross proceeds payable at the First Closing and each Additional Closing (as such terms are defined in the Financing Agreement) and warrants equal to 10% of the gross proceeds to the Company, exercisable at the closing bid price on the date of the First Closing per warrant, for a period of 5 years from the First Closing. The Company will also reimburse the Placement Agent for up to $25,000 of its out-of-pocket expenses (including attorneys' fees) incurred in connection with the offering.

     (9) Reliance. The Investor understands that this agreement is made with the Investor in reliance upon the Investor's representations to the Company, as set forth above.

                                    EXHIBIT B

                         FORM OF SECURED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

THE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE RIGHTS OF THE HOLDER OF THE NOTE IS SUBORDINATED TO INTERESTS AND RIGHTS OF LASALLE BANK MIDWEST N.A. ("LASALLE") AND LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK N.V., CANADA BRANCH ("ABN AMRO") PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED JUNE 14, 2007 AMONG LASALLE, ABN AMRO, HIGH CAPITAL FUNDING, LLC AND THE OTHER INVESTORS PARTY THERETO.

                             TARPON INDUSTRIES, INC.
                             SECURED PROMISSORY NOTE
                                                                  June____, 2007

FOR  VALUE  RECEIVED,   TARPON   INDUSTRIES,   INC.,  a  Michigan   corporation,
("Borrower")       promises      to      pay      to      the      order      of
_________________________________________  ("Lender")  the  principal  amount of
___________________________ Dollars ($______________), together with interest on the unpaid principal amount as set forth herein.

This secured promissory note (the "Bridge Note") is issued pursuant to that certain Financing Agreement, dated as of June 14, 2007, executed by Borrower, Joseph Gunnar & Co. LLC., a Delaware limited liability company, as Placement Agent, and High Capital Funding, LLC, a Delaware limited liability company, as Lead Investor (the "Financing Agreement"), with Lender's signature either affixed thereon or incorporated by reference as evidenced by Lender's signature on the accompanying Subscription Agreement. This Bridge Note is subject to the terms and conditions of the Financing Agreement. To the extent that any of the terms specifically set forth in the Financing Agreement is inconsistent with the provisions of this Bridge Note specifically relating to such matters, the Financing Agreement shall govern with respect to such inconsistencies. To the extent relevant to this Bridge Note, the terms of the Financing Agreement are incorporated herein by reference as though fully set forth herein. This Bridge
Note is one of a series of Bridge Notes, aggregating up to One Million Seven Hundred Thousand Dollars ($1,700,000.00) in principal amount of Bridge Notes being offered and sold pursuant to the Financing Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Financing Agreement.

1.   Maturity.

     (a) The entire principal amount of this Bridge Notes and all accrued and unpaid interest thereon is due and payable on the earlier of (i) December 17, 2007 or (ii) the third business day following the closing of an underwritten public offering or a private placement of equity securities by the Company resulting in gross proceeds of $6 million or more (a "Qualified Offering") (the "Maturity Date").

     (b) The Placement Agent, upon the written request of the Company, shall have the right to extend the Maturity Date for up to six one-month periods ("Extension Periods(s)"), upon such additional terms and conditions as it shall determine in its sole discretion. The final extended Maturity Date is referred to herein as the "Final Maturity Date." The Placement Agent shall provide written notice to Lender within five business days of the granting of an extension of the Maturity Date, which notice shall set forth the terms of such extension.

     (c) In the event the maturity date of the Bridge Notes is extended, the Lender shall be entitled to receive 1/6th of a share of Tarpon restricted common stock per dollar of principal for each month or part thereof of such extension period ("Extension Shares").

     (d) In the event the principal and interest on the Bridge Notes is not paid to the Holders on or before the third business day following the closing of a Qualified Offering, the Company shall issue to the Holders one quarter of a share of its common stock for each month or part thereof for each dollar of principal ("Late Payment Shares") until the earlier of (i) payment in full of all such principal and interest; or (ii) the date upon which the Conversion Shares may be sold under Rule 144 without volume restriction and are no longer subject to an underwriter's lockup. The Late Payment Shares shall be issued and delivered by the fifth business day of each month, commencing with the month following the closing of the Qualified Offering.

2. Interest.

     (a) 12% per annum (based on a 360 day year) during the initial term of this Bridge Note payable at the Maturity Date.

     (b) 13% per annum (based on a 360 day year) payable monthly during any Extended Term, and at the Final Maturity Date;

     (c) 18% per annum (based on a 360 day year) default interest rate after the Final Maturity Date, payable monthly; and

     (d) 24% per annum (based on a 360 day year) in the event this Bridge Note is not paid in full by the Maturity Date and Tarpon fails to obtain shareholder approval for the issuance of the Note Extension Shares and the Conversion Shares) by the Maturity Date, such 24% rate of interest to be paid monthly until the earlier of (i) payment in full of this Bridge Note, or (ii) shareholder approval for the issuance of the Note Extension Shares and the Conversion Shares.

     (e) 24% per annum in the event the Bridge Notes are not paid in full by the third business day following the closing of a Qualified Offering, such 24% rate of interest to be paid monthly until the payment in full of the Bridge Notes.

3. Prepayment. Borrower may prepay any or all amounts due under this Bridge Note at any time without penalty. Any partial prepayment shall be applied first to interest and the remaining balance of such payment, if any, to principal.

4. Method of Payment. Any payment of principal or interest hereunder shall be made by certified or bank cashier's check unless Holder has provided Borrower with appropriate wire instructions, in which event, the payment shall be made by wire transfer of "same day" funds. For the purpose of any interest calculation, payment shall be deemed made when the check is sent by overnight delivery or when the wire is sent. Any partial payment shall be applied first to accrued and unpaid interest and thereafter to a reduction of principal. If this Bridge Note, or any payment hereunder, falls due on a Saturday, Sunday or a day that is a public holiday in the State of California, any payment due hereunder shall be made on the next succeeding business day and such additional time shall be included in the computation of any interest payable hereunder.

5. Security. Repayment of this Bridge Note shall be secured by a lien on all tangible and intangible assets of the Borrower and its consolidated subsidiaries as described in that certain Security Agreement executed contemporaneously herewith.

6. Conditional Right to Convert. In the event there is no Public Offering of the Company's common stock by December 17, 2007, the Holder shall have the right to convert the principal and/or unpaid interest of this Bridge Note into shares of common stock ("Conversion Shares") until payment in full of all amounts due under this Bridge Note as follows:

     (a) If the shares are trading on a U.S. securities exchange (including the NASD OTC Bulleting Board), the conversion price shall be 80% of the average of the closing bid price of the Company's common stock as reported by such securities exchange or in the over-the-counter market for the five trading days ending on the last trading day immediately preceding the giving of written notice of conversion by any Holder.

     (b) If the shares are being quoted on the pink sheets or are not trading on a U.S. securities exchange (including the NASD OTC Bulletin Board), each Holder shall have the right to convert such Holder's Note at a price of the lower of $0.35 or the average closing bid price on the pink sheets for the five trading days ending on the last trading day immediately preceding the giving of written notice of conversion by any Holder.

provided, however, that no fractional shares will be issued and fractional shares will be rounded down to the nearest full share. Upon receipt by Borrower of Holder's notice of each such election, the Bridge Note shall represent the right to receive the Common Stock into which that portion of the Bridge Note has been converted, and Borrower's right and obligation to repay that portion of the Bridge Note shall be extinguished.

7. Anti Dilution Adjustments. The number and kind of securities or other property into which this Bridge Note may become convertible shall be subject to adjustment as follows:

     (a) If a split or a reverse split shall have occurred with respect to the Common Stock, the conversion rate shall be appropriately adjusted to cause the Holder to receive, upon conversion, a number of shares of Common Stock representing the same percentage of the equity of the Company to which the Holder would have been entitled on such conversion if the split had not occurred.

     (b) If a dividend or other distribution shall be made in favor of the Common Stock, appropriate adjustment shall be made so that, upon conversion of the Bridge Note, the Holder shall receive, in addition to the Common Stock otherwise obtainable on such conversion, the cash, securities or other property that it would have received had the Bridge Note been so converted immediately prior to the split, dividend or distribution.

     (c) If the Common Stock shall, as the result of a merger or otherwise, be converted into the right to receive other securities or property, appropriate adjustment shall be made so that, upon conversion of the Bridge Note, the Holder shall receive, in lieu of Common Stock, the securities and/or property that it would have received as a result of the merger or other such transaction had the Bridge Note been so converted immediately prior to the record date therefor.

8. Default. In the event of an occurrence of any event of default specified below, the principal of, and all accrued and unpaid interest on, the Bridge Note shall become immediately due and payable without notice, except as specified below:

     (a) Borrower fails to make any payment hereunder when due, which failure has not been cured within Ten (10) days following such due date.

     (b) Any defined event of default occurs under any contract or instrument pursuant to which Borrower has incurred any liability for borrowed money in excess of One Hundred Thousand Dollars ($100,000.00), which event of default has not been waived within Five (5) business days following such occurrence, and which event of default is reasonably likely to materially affect the Company's business, and which results in the acceleration.

     (c) Borrower files a petition to take advantage of any insolvency act; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state.

     (d) A court of competent jurisdiction enters an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of Borrower or of the whole or any substantial part of its properties, or approves a petition filed against Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the Untied States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction assumes custody or control of Borrower or of the whole or any substantial part of its properties; or there is commenced against Borrower any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of Thirty (30) days; or if Borrower by any act indicates its consent to or approval of any such proceeding or petition.

     (e) If (i) any judgment remaining unpaid, unstayed or undismissed for a period of Sixty (60) days is rendered against Borrower which by itself or together with all other such judgments rendered against Borrower remaining unpaid, unstayed or undismissed for a period of Sixty (60) days, is in excess of One Hundred Thousand Dollars ($100,000.00), or (ii) there is any attachment or execution against Borrower's properties remaining unstayed or undismissed for a period of Sixty (60) days which by itself or together with all other attachments and executions against Borrower's properties remaining unstayed or undismissed for a period of Sixty (60) days is for an amount in excess of One Hundred Thousand Dollars ($100,000.00).

9. Cumulative Remedies. The remedies of Lender as provided herein, in the Security Agreement and in the Security and Pledge Agreement, or any one or more of them, or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Lender's sole discretion, and may be exercised as often as occasion therefore shall occur.

10. Successors and Assigns. The Bridge Note is transferable and assignable by Lender or any subsequent permitted assignee subject to the requirement that any such assignment or transfer be, in the opinion of Borrower's counsel, in compliance with applicable federal and state securities laws. The assignee shall be referred to herein as a "Holder." All covenants, agreements and undertakings in the Bridge Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

11. Notices. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number or email, the receipt of which is confirmed by return email and/or telephonically, as indicated below, (iii) upon delivery by overnight courier, prepaid and delivered on a business day; or (iv) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:

    To Lender: [to the address and facsimile provided in Subscription  Agreement between the Lender and the Borrower executed in connection with the purchase and sale of this Bridge Note]

    To Borrower:  Tarpon Industries, Inc.
                  2420 Wills Street
                  Marysville, MI 48040
                  Attn:  James W. Bradshaw
                  Fax:    810 364-5610
                  E-mail: jbradshaw@tarponind.com

Either party may change by notice the address to which notices to that party are to be addressed.

12. Waivers/Forebearance/Amendment. Borrower hereby waives presentment for payment, demand, protest and notice of protest for nonpayment of the Bridge Note and consents to any extension or postponement of the time of payment or any other indulgence. Lender shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Lender to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by Lender of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Notwithstanding the foregoing, any provision of this Bridge Note may be waived or amended upon the written consent of the Borrower and the consent of the Holder of this Bridge Note. The Bridge Note may only be amended or modified by written agreement signed by Borrower and Holder.

13. Expenses. In any action for breach of this Bridge Note, including nonpayment, the prevailing party in any such dispute shall be entitled to recover all reasonable costs and attorney fees incurred in connection with such action. In addition, Borrower shall be entitled to recover from Lender all reasonable costs of collection, including without limitation, legal fees and expenses incurred in any bankruptcy and/or state insolvency proceeding.

14. Choice of Law. The Bridge Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware. The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this Bridge Note will be in any federal or state court in Wilmington, Delaware having subject matter jurisdiction, and the parties hereby submit to the jurisdiction of that Court.

     WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS BRIDGE NOTE, EACH PARTY HEREBY (A) IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF WILMINGTON, STATE OF DELAWARE, AND (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS BRIDGE NOTE BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS BRIDGE NOTE WILL BE DEEMED TO PRECLUDE THE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, this Bridge Note has been executed and delivered on the date specified on the first page hereof by the duly authorized representative of Borrower.

                             TARPON INDUSTRIES, INC.


                             By:
                                  -------------------------------

                                  -------------------------------

                             Its:
                                  -------------------------------

                                    EXHIBIT C

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT, ("Agreement") is made as of this 18th day of June, 2007, by and among TARPON INDUSTRIES, INC., a Michigan corporation (hereinafter "Borrower") and Lender(s) as listed on Schedule "1" of this Agreement, acting through HIGH CAPITAL FUNDING, LLC (the "Lead Investor").

     WHEREAS, this Agreement is given to secure performance of the obligations ("Obligations") under the Secured Promissory Note(s) ("Secured Notes"), executed by Borrower, in favor of Lenders as lenders and in the amounts listed on Schedule "1" attached hereto and incorporated herein by reference, together with interest thereon as provided for in the Secured Notes. Schedule I shall be amended and supplemented from time to time to reflect the issuance and delivery of additional Secured Notes.

     NOW, THEREFORE, in consideration of the loans made by the Lenders to Borrower, and further consideration of the covenants and promises contained in this Agreement, and for other good and valuable consideration, the parties agree as follows:

1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Collateral" has the meaning set forth in paragraph 3 hereof.

     (b) "PTO" means the United States Patent and Trademark Office.

     (c) "UCC" means the Uniform Commercial Code as in effect in the State of Nevada.

     (d) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (e) Terms Defined in the Financing Agreement. Terms used herein, defined in the Financing Agreement (defined below) and not otherwise defined in this Security Agreement, have the meanings ascribed to them in the Financing Agreement.

     (f) Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Borrower; (ii) "includes" and "including" are not limiting; (iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all."

2. Supremacy of Financing Agreement. This Security Agreement is being executed pursuant to that certain Financing Agreement, dated as of June 11, 2007
     (the "Financing Agreement"). This Security Agreement is subject to the terms and conditions of the Financing Agreement. To the extent that any of the terms specifically set forth in the Financing Agreement is inconsistent with the provisions of this Security Agreement specifically relating to such matters, the Financing Agreement shall govern with respect to such inconsistencies.

3.   Security Interest.

     (a) Grant of Security Interest. As security for the payment and performance of the Obligations, Borrower hereby assigns, transfers and conveys to Lenders, and grants to Lenders a security interest in and to all of Borrower's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Borrower now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral") provided, however, that such security interest shall be junior and subordinate to the security interests of LaSalle Bank and Laurus:

          (i) Accounts;

          (ii) Chattel Paper and Electronic Chattel Paper;

          (iii) Fixtures;

          (iv) Goods;

          (v) Inventory;

          (vi) Software;

          (vii) all patents, trademark, patent applications and trademark applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents, trademark, patent applications and trademark applications as described in Schedule "2"), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof. Borrower represents and warrants to Lenders that a true and correct list of all of the existing Collateral consisting of U.S. patents, trademark, patent applications and trademark applications or registrations owned by Borrower, in whole or in part, is set forth in Schedule "2";

          (viii) all General Intangibles and all intangible intellectual or other similar property of Borrower of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

          (ix) all Proceeds of any and all of the foregoing Collateral (including license royalties, rights to payment, accounts and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Lenders is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral.

     (b) Continuing Security Interest. Borrower agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance herewith.

4. Other Security Interests. Borrower warrants that except for the security interests of LaSalle Bank Midwest N.A. (f/k/a Standard Federal Bank N.A). and LaSalle Business Credit, a division of ABN AMRO Bank, N.V. Canada Branch,(collectively "LaSalle Bank") and the second lien of Laurus Master Fund, Ltd. ("Laurus"), to which the security interests created by this Agreement are subordinate, no financing statement covering any of the Collateral or its proceeds is on file in any public office at this date or will be on file with respect to the Collateral at the time the Collateral becomes subject to this Agreement (except any purchase money security interests). No other material security affects the Collateral at this date, and no arrangement exists whereby the Collateral will in the future become subject to a security interest senior to the lien of this Security Agreement.

     Borrower authorizes Lenders at their option and their sole discretion to discharge any taxes, charges, assessments, liens or other security interests or other encumbrances to which the Collateral may become subject. Lenders may pay amounts to preserve and maintain the Collateral, if Borrower fails to do so. Borrower agrees to reimburse Lenders within 10 days after demand for any payment made or any expense incurred by Lenders pursuant to the foregoing authorization, together with interest on the amount expended at the rate of 18% per annum from the date of the payment. Any such amounts shall be secured by and under this Agreement.

5. Fees and Taxes. Borrower will use reasonably commercial efforts to timely pay any and all license fees, taxes, assessments and public charges, general and special, that may at any time be levied or assessed upon or against Collateral.

6. Maintenance of Collateral. Borrower will, at Borrower's expense, maintain and keep the tangible Collateral at its present location (or will provide Lenders with reasonable advance written notice if any such Collateral is to be moved) in good order and repair, ordinary wear and tear excepted, and shall not, without the prior written consent of the Lead Investor or a majority in interest of the Lenders, sell, dispose of or substantially alter the Collateral, except dispositions or alterations in the ordinary course of Borrower's business.

     Borrower will not use the Collateral in material violation of any ordinance or state or federal statute or any administrative rules or regulation of law.

     Borrower will use reasonably commercial efforts to avoid the Collateral from being attached or seized by any legal process. Borrower will defend and indemnify Lenders from all expense and liability of every kind to any person or to the property of any person by reason of or in connection with the delivery, possession or use of the Collateral.

7. Further Acts. On a continuing basis, Borrower shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Lenders to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Borrower's compliance with this Agreement or to enable Lenders to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the PTO or any applicable state office. Lenders may record this Agreement, an abstract thereof, or any other document describing Lenders' interest in the Collateral with the PTO, at the expense of Borrower. In addition, Borrower authorizes Lenders to file financing statements describing the Collateral in any UCC filing office deemed appropriate by Lenders. If the Borrower shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, the Borrower shall immediately notify Lenders in a writing signed by the Borrower of the brief details thereof and grant to the Lenders in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lenders.

8. Authorization to Supplement. If Borrower shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent or trademark, the provisions of this Agreement shall automatically apply thereto. Borrower shall give prompt notice in writing to Lenders with respect to any such new patent or trademark rights. Without limiting Borrower's obligations hereunder, Borrower authorize Lenders unilaterally to modify this Agreement by amending Schedule "2" to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule "2" shall in any way affect, invalidate or detract from Lenders' continuing security interest in all Collateral, whether or not listed on Schedule "2."

9. Additional Parties and Collateral. In the event that the Company forms or acquires an interest in any entity that becomes a subsidiary of the Company prior to payment in full of the Secured Notes, Borrower agrees that it will cause any such subsidiary to become a signatory to this Agreement and further agrees that as a result of such action, the tangible and intangible assets of any such subsidiary shall become Collateral pursuant to this Agreement to the same extent as if any such subsidiary had executed this Agreement as an original signatory and its tangible and intangible assets had been included in Section 3(a) above, provided, however, that with respect to any acquired entity, the existence and continuance of security agreements of any such entity in effect at the time of such acquisition shall not constitute a breach of this agreement. Borrower expressly acknowledges that a failure to comply with the provisions of this Section 9 shall constitute a default under this Agreement.

10. Default. The breach or failure of any term, agreement or covenant of this Agreement or the occurrence of an event of default upon any term contained in the Secured Note(s) shall constitute a default hereunder.

11. Remedies. Upon the occurrence of any default as defined above, Lenders, acting through the Lead Investor, will have the right at their option to enforce and to exercise any or all of their rights under this Agreement or otherwise. In addition to all other rights and remedies, Lenders shall have the remedies of a secured party under the UCC. In exercising these remedies, Lenders and Borrower agree as follows:

     (a) Lenders, acting through the Lead Investor, may, at their option, require Borrower to assemble the Collateral and make it available to Lenders at a place to be designated by Lenders which is reasonably convenient to both parties. In the event Borrower fails or refuses to assemble the Collateral, Lenders shall have the right, and Borrower hereby authorize and empower Lenders, to enter the premises upon which the Collateral is located in order to remove the same.

     (b) Lenders, acting through the Lead Investor, will give Borrower reasonable notice of the time and place of any public sale of the Collateral, or of the time after which any private sale or other intended disposition of the Collateral is to be made, unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market. The requirement of reasonable notice shall be met if a written notice is mail to Borrower postage prepaid, to the address of Borrower last known to Lenders, at least 10 days prior to the date of the sale or disposition.

     (c) Borrower agrees to surrender possession of the Collateral to Lenders in the event Lenders elects to foreclose this security interest. Borrower waives any notice of the exercise of any and all options reserved to Lenders by this Agreement.

     (d) Borrower will, upon Lenders' request, deliver to Lenders all original invoices, bills, charge or credit card receipts, books and records and other documents evidencing or describing any of the account receivable constituting a part of the Collateral. Borrower will also execute and deliver to Lenders an assignment of the right to receive payments under all such Accounts. The parties recognize, however, that in the event of default such Accounts shall be deemed assigned to Lenders, whether or not the assignments described above are actually delivered.

     (e) Lenders, acting through the Lead Investor, shall have the right and are hereby authorized to collect all amounts due under the Accounts; sue or take other actions to collect the same in their own name or as assignee of or in the name of Borrower compromise or give acquittance for amounts due; and use such other measures as Lenders, acting through the Lead Investor, may in its sole discretion deem appropriate for collection of the Accounts. All such actions shall be taken at the sole expense of Borrower who agrees to reimburse Lenders for all reasonable amounts expended (including a reasonable attorney's fee), together with interest thereon from the date of expenditure at the rate then applicable under the Secured Notes.

     (f) This Agreement constitutes a direction to and full authority to any Account debtor to pay directly to Lenders any such accounts upon being advised in writing by Lenders that there has and continues to be a default hereunder. No proof of default shall be required. Any such debtor is herby irrevocably and unconditionally authorized to rely upon and comply with any notice from Lenders. The debtor shall not be liable to Borrower or any person claiming under Borrower for making any payment or rendering any performance to Lenders. The debtor shall have no obligation or right to inquire whether any default has occurred or is then existing. By its execution of this Agreement, Borrower irrevocably and unconditionally joins in, authorizes and consents to the above instructions.

     (g) The proceeds of any sale of the Collateral shall be applied to the following items in the following order: (a) the reasonable expenses of repossessing the Collateral and preparing for the holding the sale, including without limitation all reasonable attorney's fees incurred by Lenders; (b) interest and principal then due (by acceleration or otherwise) under the Secured Notes and any other debts specifically secured by the Agreement; (c) interest and principal then due (by acceleration or otherwise) under any other debts of Borrower to Lenders (to be applied in whatever order Lenders may in their sole discretion determine); (d) indebtedness of Borrower to other secured parties, provided written notice of demand therefore is received by

          Lenders before the sale (to be applied in the order Lenders receives the requires); and (e) the balance, if any, to Borrower.

12. Set-off. Upon default by Borrower under this Agreement, Lenders (or the holder or owner of any debt secured by this Agreement) shall immediately have the right without further notice to Borrower to set off against the Secured Notes and any other debts secured by this Agreement all debts of Lenders (or such holder or owner) to Borrower, whether or not then due.

13. Notice. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number or email, the receipt of which is confirmed by return email and/or telephonically, as indicated below, (iii) upon delivery by overnight courier, prepaid and delivered on a business day; or (iv) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:


         To the Company:   Tarpon Industries, Inc.
                           2420 Wills Street
                           Marysville MI  48040
                           Fax:    810 364 4347
                           E-mail:   jbradshaw@tarponind.com

         To the Lender:    at the facsimile number,  email or address of the
                           Lender appearing on the books
                           and records of the Company

14.  Miscellaneous.  The  following  provisions  are  additional  terms  of this
     Agreement:

     (a)  Lenders have no duty to maintain, repair or protect the Collateral.

     (b) No waiver by Lenders of any default shall operate as a waiver of any other default or of the same default on a future occasion.

     (c) All rights and remedies of Lenders are cumulative and may be exercised successively or concurrently, and shall inure to the benefit of Lenders' assigns.

     (d) All obligations of Borrower shall bind his trustees, custodians, general partners, successors and assigns.

     (e) The captions of the sections of this Agreement are inserted for convenience only and shall not be used in the interpretation or construction of any provisions hereof.

     (f) If any provisions of this Agreement is held invalid or unenforceable, the holding shall affect only the provision in question and all other provisions on this Agreement shall remain in full force and effect.

     (g) This Agreement supersedes all prior oral and/or written agreements concerning the subject matter hereof.

     IN WITNESS WHEREOF, Borrower has executed this Agreement the day and year first above written.


                                    TARPON INDUSTRIES, INC.
                                    a Michigan corporation



                                    By:/s/James W. Bradshaw
                                       ----------------------------
                                        James W. Bradshaw
                                    Its:Chief Executive Officer



                                     LENDERS
                                     See Schedule "1"

                                  SCHEDULE "1"

                                     LENDERS


Lead Investor:

High Capital Funding, LLC                                     $500,000
333 Sandy Springs Circle, Suite 240
Atlanta, GA
Attention:  Fred A. Brasch, CFO
Tel: 404.257 9150
Fax: 404.257.9125
Email: fredbrasch@mindspring.com


By: /s/ Fred A. Brasch
    ----------------------------------------
       Fred A. Brasch, CFO

Date:    June 18, 2007


Other Lenders:

[Name/Address]                                $ _____________________

------------------------
------------------------
------------------------

By: _____________________
Name: ___________________
Title: __________________

Date: ______________, 2007

                                  SCHEDULE "2"

                      PATENTS, TRADEMARKS AND APPLICATIONS